Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarters Ended:

The following table sets forth, for the quarterly periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

July 3,
2004

Chicken Sales:
United States
Prepared Foods:
Foodservice	$461,530
Retail	$48,583
Total Prepared Foods	$510,113

Fresh Chicken:
Foodservice	$366,076
Retail	$181,258
Total Fresh Chicken	$547,335

Export and Other
Prepared Foods	$8,285
Chicken-Other	$55,341

Total Export and Other	$63,627
Total U.S. Chicken	$1,121,074

Mexico:	$90,718
Total Chicken Sales	$1,211,792

Total Prepared Foods	518,398

Turkey Sales:
Prepared Foods:
Foodservice	$18,936
Retail	$11,489
Total Prepared Foods	$30,425

Fresh Turkey:
Foodservice	$9,259
Retail	$24,249
Total Fresh Turkey	$33,508

Export and Other
Prepared Foods	$467
Turkey-Other	$1,886

Total Export and Other	$2,353

Total Turkey Sales	$66,286

Total Prepared Foods	$30,892

Sale of Other Products
U.S.	$163,666
Mexico	$6,251

Total Other Products	$169,917
Total Net Sales	$1,447,995

July 3,
2004

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	41.2%
Retail	4.3%
Total Prepared Foods	45.5%

Fresh Chicken:
Foodservice	32.7%
Retail	16.2%
Total Fresh Chicken	48.9%
Export and Other
Prepared Foods	0.7%
Chicken-Other	4.9%

Total Export and Other	5.6%
Total U.S. Chicken	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	28.6%
Retail	17.3%
Total Prepared Foods	45.9%

Fresh Turkey:
Foodservice	14.0%
Retail	36.6%
Total Fresh Turkey	50.6%
Export and Other
Prepared Foods	0.7%
Turkey-Other	2.8%

Total Export and Other	3.5%
Total U.S. Turkey	100.0%

Pilgrim's Pride Corporation
Selected Financial Data
for Quarters Ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

07/03/04

Income Statement Data:
Net sales	$ 1,447,995
Non-recurring recoveries	-
Gross margin	167,527
Selling, general and administrative expenses	78,208
Operating income (loss)	37,117
Interest expense, net	14,690
Miscellaneous, net	350
Income (loss) before income taxes and extraordinary charge	22,077
Income tax expense (benefit)	12,263
Income (loss) before extraordinary charge	9,814
Extraordinary charge - net of tax	-
Net income (loss)	$ 9,814

Per Common Share Data:
Income (loss) before extraordinary charge	$ 0.15
Extraordinary charge - early repayment of debt	-
Net Income (loss)	$ 0.15
Cash dividends	$ 0.015
Book value	$ 12.77

Balance Sheet Summary:
Working capital	$ 333,403
Total assets	$ 2,134,229
Notes payable and current maturities of long-term debt	$ 8,175
Long-term debt, less current maturities	$ 591,297
Total debt	$ 599,472
Senior secured debt (included in Total Debt)	$ 299,472
Total stockholders' equity	$ 849,862

Cash Flow Summary:
Operating cash flow	$ 66,178
Depreciation & amortization (b)	$ 27,936
Capital expenditures	$ 19,922
Business acquisitions	$ 538
Financing activities, net	$ (57,155)

Cashflow Ratios:
EBITDA (c)	$ 64,294
EBITDA (last four qtrs.)	$ 258,997

Key Indicators (as a percentage of net sales):
Gross margin	11.6%
Selling, general and administrative expenses	5.4%
Operating income (loss)	2.6%
Interest expense, net	1.0%
Net income (loss)	0.7%

(a) Includes Turkey Restructuring Provision of $52.2 million for the three months ended July 3, 2004.

(b) Includes amortization of capitalized financing costs of approximately	$ 409

(c) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$ 9,814
Add:
Extraordinary charge-net of tax	-
Income Tax Expense (benefit)	12,263
Interest expense, net	14,690
Depreciation and amortization	27,936
Minus:
Amortization of capitalized financing costs	409

EBITDA	$64,294

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for Quarters Ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

7/3/2004(a)

United States

Chicken Operations:
U.S. Chicken Sales (000's)	$ 1,121,073
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8421

U.S. Chicken Net Pounds Produced (000's)	1,331,322

Other Operations:
Other Sales (000's)	163,666

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)	1,284,739

U.S. Chicken & Other Operating Income (000's)	109,952
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	8.56%

Turkey

U.S. Turkey Sales (000's)	66,286
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.7293

U.S. Turkey Operating Income (000's)	(71,143)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-107.33%

U.S. Turkey Net Pounds Produced (000's)	90,889

U.S. Summary

U.S. Sales (000's)	1,351,025
U.S. Cost of Sales (000's)	1,188,106
U.S. Gross Margin (000's)	162,919
U.S. Gross Margin as a percent of U.S. Sales	12.06%

U.S. Selling, General and Administrative Expenses (000's)	71,908
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.32%

Restructuring Provision - Turkey	52,202

U.S. Operating Income (000's)	38,809
U.S. Operating Income as a percent of U.S. Sales	2.87%

Mexico

Chicken Operations:
Mexico Chicken Sales (000's)	90,718
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5851

Mexico Other Operations:
Mexico Other Sales (000's)	6,251

Mexico Chicken and Other Operating Income (000's)	(1,692)
Mexico Operating Income as a percent of Mexico Sales	-1.74%

Mexico Net Pounds Produced (000's)	155,038

Consolidated Operations

Chicken Operations:
Chicken Sales from all Divisions (000's)	1,211,791
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.8153

Chicken Net Pounds Produced from all Divisions (000's)	1,486,360

Other Operations:
Other Sales (000's)	169,917

Totals All Operations:
Total Net Sales (000's)	1,447,994
Total Cost of Sales (000's)	1,280,466
Gross Margin from all operations (000's)	167,528
Gross Margin from all operations as a percent of Total Net Sales	11.57%

Total Selling, General and Administrative Expenses (000's)	78,209
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.40%

Restructuring Provision - Turkey	52,202

Operating Income from all operations (000's)	37,117
Operating Income from all operations as a percent of Total Net Sales	2.56%

Avian Influenza Reimbursement (000's)	-
Vitamin Settlements (000's)	-
Total Adjustments (000'S)	-

Consolidated Adjusted Chicken and Turkey Operating Income (000's)	37,117
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	2.56%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $546.2 million and $81.5 million of Chicken Products and Other Products, respectively, and production of 669.9 million pounds of chicken products.

Pilgrim's Pride Corporation
Proforma Statistical Management Discussion and Analysis
for Quarters Ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	09/27/03	06/28/03	03/29/03	12/28/02

United States

Chicken Operations:
U.S. Chicken Sales (000's)	$ 979,178	$ 898,102	$ 849,090	$ 836,773
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7289	$0.6873	$0.6826	$0.6670

U.S. Chicken Net Pounds Produced (000's)	1,343,288	1,306,716	1,243,827	1,254,466

Other Operations:
Other Sales (000's)	175,042	186,929	173,857	195,638

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)	1,154,220	1,085,031	1,022,947	1,032,411

U.S. Chicken & Other Operating Income (000's)	41,664	19,514	(16,120)	50,850
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	3.61%	1.80%	-1.58%	4.93%

Turkey

U.S. Turkey Sales (000's)	76,603	72,289	62,407	94,379
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.7753	$0.6617	$0.5672	$0.9047

U.S. Turkey Operating Income (000's)	(23,669)	(19,726)	(15,403)	(14,268)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-30.90%	-27.29%	-24.68%	-15.12%

U.S. Turkey Net Pounds Produced (000's)	98,806	109,252	110,024	104,321

U.S. Summary

U.S. Sales (000's)	1,230,823	1,157,320	1,085,354	1,126,790
U.S. Cost of Sales (000's)	580,392	522,326	1,075,289	1,078,189
U.S. Gross Margin (000's)	650,431	634,994	10,065	48,601
U.S. Gross Margin as a percent of U.S. Sales	52.85%	54.87%	0.93%	4.31%

U.S. Selling, General and Administrative Expenses (000's)	24,447	28,622	51,290	45,830
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	1.99%	2.47%	4.73%	4.07%

U.S. Operating Income (000's)	625,984	606,372	(41,225)	2,771
U.S. Operating Income as a percent of U.S. Sales	50.86%	52.39%	-3.80%	0.25%

Mexico

Chicken Operations:
Mexico Chicken Sales (000's)	82,366	88,600	90,247	88,092
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5331	$0.6175	$0.5759	$0.5898

Mexico Other Operations:
Mexico Other Sales (000's)	4,424	5,321	2,644	6,377

Mexico Chicken and Other Operating Income (000's)	(2,597)	8,830	3,872	6,214
Mexico Operating Income as a percent of Mexico Sales	-2.99%	9.40%	4.17%	6.58%

Mexico Net Pounds Produced (000's)	154,518	143,474	156,717	149,356

Consolidated Operations

Chicken Operations:
Chicken Sales from all Divisions (000's)	1,061,544	986,702	939,337	924,865
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7087	$0.6804	$0.6707	$0.6588

Chicken Net Pounds Produced from all Divisions (000's)	1,497,806	1,450,190	1,400,544	1,403,822

Other Operations:
Other Sales (000's)	179,466	192,250	176,501	202,015

Totals All Operations:
Total Net Sales (000's)	1,317,613	1,251,241	1,178,245	1,221,259
Total Cost of Sales (000's)	1,244,716	1,189,863	1,157,917	1,143,216
Gross Margin from all operations (000's)	72,897	61,378	20,328	78,043
Gross Margin from all operations as a percent of Total Net Sales	5.53%	4.91%	1.73%	6.39%

Total Selling, General and Administrative Expenses (000's)	57,498	52,760	57,681	58,228
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.36%	4.22%	4.90%	4.77%

Operating Income from all operations (000's)	15,399	8,618	(37,353)	19,815
Operating Income from all operations as a percent of Total Net Sales	1.17%	0.69%	-3.17%	1.62%

Avian Influenza Reimbursement (000's)	10,434	67	1,749	14,301
Vitamin Settlements (000's)	43	10,235	9,564	86
Total Adjustments (000'S)	10,477	10,302	11,313	14,387

Consolidated Adjusted Chicken and Turkey Operating Income (000's)	25,876	18,920	(26,040)	34,202
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	1.96%	1.51%	-2.21%	2.80%